STEIN ROE CASH RESERVES FUND

Semiannual Report o DECEMBER 31,2001



[logo]
STEIN ROE
MUTUAL FUNDS

CONTENTS


From the President                                            1
---------------------------------------------------------------
Performance Summary                                           3
---------------------------------------------------------------
Portfolio Manager's Report                                    4
---------------------------------------------------------------
Investment Portfolio                                          7
---------------------------------------------------------------
Financial Statements                                          9
---------------------------------------------------------------
Notes to Financial Statements                                15
---------------------------------------------------------------
Financial Highlights                                         20
---------------------------------------------------------------



For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT

[photo: Keith T. Banks]

Dear Shareholder:

I want to take this opportunity to let you know that the sale of Liberty Financial's asset management companies--including Stein Roe & Farnham Incorporated, the investment advisor of your fund--was completed effective November 1, 2001. In light of this change and recent turmoil in the markets, I think it is important to assure you that your fund continues to follow the same solid investment principles which attracted you in the first place.

     The six-month period ended December 31, 2001 was especially volatile for money markets, as interest rate reductions by the Federal Reserve Board (the "Fed") had a direct negative impact on money market yields. During the period, the Fed cut interest rates five times totaling 2.0% and bringing the key federal funds rate down to only 1.75%, the lowest level in 40 years.

     These attempts to stimulate the economy did little to stop the country from sliding deeper into a recession. At the beginning of the period, the economy had already stalled and was headed toward stagnant growth. Although the events of September 11 had a dramatic negative impact on the economy, we were likely already in a recession.

     During the period, manufacturing continued its year-and-a-half-long slump, corporate profits suffered and unemployment rates rose. Federal tax cuts passed earlier in the year coupled with New York's billions of dollars in disaster aid after September 11 provided an infusion of both fiscal and monetary stimulus, but did not prevent an economic decline.

     Toward the end of the period, however, some signs pointed toward the beginning of a recovery. The equity markets rallied in the fourth quarter and consumer confidence, which plummeted in September and October, began to improve. Many companies forecast improved earnings in 2002, although some industry sectors, such as telecommunications, expect to struggle with earnings into 2003. The magnitude of the economic recovery will affect whether the Fed raises interest rates or keeps them level, with any rate increases likely to help money market yields recover from present levels.

     On the following pages, you will find more detailed information about your fund's results and strategies. Thank you for investing in Stein Roe Cash Reserves Fund and for giving us the opportunity to serve your investment needs.

     Sincerely,

     /s/ Keith T. Banks

     Keith T. Banks
     President

MEET THE NEW PRESIDENT

Effective November 1, 2001, Mr. Keith Banks has taken on the position of president of Stein Roe. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst for Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Past performance cannot predict future investment results. Since economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue to come to pass.

PERFORMANCE SUMMARY

Average Annual Total Return (%),
Period Ended December 31, 2001

                                   6-month
                                 (cumulative) 1-year   5-year     10-year
---------------------------------------------------------------------------
Stein Roe Cash
Reserves Fund                        1.18      3.46      4.81       4.40
---------------------------------------------------------------------------
US Consumer Price
Index (Inflation)                   -0.73      1.55      2.18       2.51
---------------------------------------------------------------------------
Lehman Brothers
Government Bond Index                4.85      7.23      7.40       7.14
---------------------------------------------------------------------------
Lipper Money Market
Fund Average                         1.19      3.44      4.71       4.40
---------------------------------------------------------------------------

Past performance is no guarantee of future results. Total return includes reinvestment of all distributions. Yields fluctuate and are not guaranteed. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The US Consumer Price Index is the government's measure of retail inflation. The Lehman Brothers Government Bond Index is an unmanaged index that tracks the performance of US government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest directly in an index. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of Lipper data:
Lipper Inc., a monitor of mutual fund performance.

PORTFOLIO MANAGER'S REPORT

Fund Commentary

COMMENTARY FROM JANE NAESETH,
PORTFOLIO MANAGER OF
STEIN ROE CASH RESERVES FUND

--------------------------------------------------------------------------------
Investment Objective and Strategy:

Stein Roe Cash Reserves Fund seeks maximum current income consistent with capital preservation and maintenance of liquidity. The fund invests all of its assets in SR&F Cash Reserves Portfolio as part of a master fund/feeder fund structure. The portfolio invests in high-quality money market securities.

Fund Inception:
October 2, 1976

Net Assets:
$388,088,802
--------------------------------------------------------------------------------


Fund's yield falls with interest rates during the period

     The yields of Stein Roe Cash Reserves Fund declined dramatically during the period. For the six-months ended December 31, 2001, the fund returned 1.18%, underperforming its peer group, the Lipper Money Market Fund Average, which recorded a 1.19% return during the same period.1 Average rates for money market funds ended the period at their lowest level since the creation of money market funds.


Fed rate cuts depressed money market yields

     By far, the overriding factor behind performance during this period was the Federal Reserve's relentless drive to prevent a recession by reducing rates. Since January 2001, the Fed has lowered interest rates an unprecedented 11 times by a staggering 4.75%. During the period, rates fell five times totaling 2%. This had a dramatic impact on money market yields, which dropped below 1% after September 11, when most people expected a huge outflow of cash from the stock market. Although a move to safety did not materialize as the stock market steadied itself, the Fed cut rates soon after, which kept yields depressed until December, when they rose slightly.

1 Lipper Inc., a widely respected data provider in the industry, calculates total returns for mutual funds with investment objectives similar to those of the fund. The Lipper Money Market Fund Average is shown above as the Lipper peer group average.

     Since the beginning of 2001, we lengthened maturities modestly to lock in favorable gains as Fed easing found its way into the market. Although we increased our average maturity from 35 to 48 days, the fund's average maturity lagged its peers and did not help relative performance.

Corporate paper became more attractive

     Since interest rates began their decline in January 2001, the fund's percentage of assets in some sectors changed accordingly. Before the period began on July 1, 2001 we increased federal agency securities in the fund, adding liquidity and rate protection. As securities in this sector matured during the fiscal period, we replaced them with less expensive corporate paper to give the fund additional yield. As a result, the fund's percentage of assets in federal agency debt decreased slightly. Commercial paper, on the other hand, increased as a percentage of fund's net assets from 82.5% to 87.3% at period end. We bought one-year notes issued by Bank One (4.3% of net assets) to lock in higher yields.

Portfolio Statistics (unaudited)

                                     As of               As of
                                December 31, 2001     June 30, 2001
                                -----------------     -------------
7-Day Dollar-Weighted
  Average Maturity                   48 Days            40.5 Days

7-Day Current Yield2                  1.36%               3.28%


Interest rate cuts may be near an end

     We look for interest rates to stabilize if the economy recovers modestly. A slow recovery should help the yield curve (the difference in yield between one-year and shorter-term securities) to remain constant through most of the year. A more vigorous recovery, however, could lead the Fed to raise rates later in the year and result in higher money market yields. Because there is some difference of opinion about




2 Net of all fees and expenses and represents an annualization of dividends declared and payable to shareholders for the last seven days of investments.

whether the Fed will eventually raise rates in late 2002, we will monitor these economic trends and shorten maturities should future interest rate increases seem likely.

[bar chart data]
Securities Type Breakdown3 (unaudited)
--------------------------------------

                                As of 12/31/01    As of 6/30/01
                                --------------    -------------
Commercial Paper                        83.1             74.8
Letter of Credit Commercial Paper        4.6              7.9
Corporate Notes                          4.3              4.8
Federal Agencies                         8.0             12.5

3 Securities type breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F Cash Reserves Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

Maturity (unaudited)

                                     As of               As of
                                December 31, 2001     June 30, 2001
-------------------------------------------------------------------
Greater than 59 days                   12%                 10%
30-59 days                             20%                  5%
15-29 days                             22%                 48%
5-14 days                              39%                 28%
1-4 days                                7%                  9%


Mutual fund performance changes over time. Please visit steinroe.com for daily performance updates. Past performance cannot predict future results.

The fund pursues its objective by investing all of its assets in SR&F Cash Reserves Portfolio as part of a master fund/feeder fund structure.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT PORTFOLIO

Investment Portfolio
--------------------
December 31, 2001 (Unaudited)

Commercial Paper - 87.3% (a)                                        Par          Value
----------------------------
American Home Products,1.80%, 01/02/02.................     $14,065,000   $ 14,064,297
American Honda Finance, 1.930%, 01/29/02...............      20,000,000     19,969,978
Amsteel Funding, 2.030%, 01/07/02......................      33,000,000     32,988,835
Asset Securitization Corp., 1.900%, 01/16/02...........      33,000,000     32,973,875
Baxter International, 2.050%, 1/9/2002 (b).............      20,000,000     19,990,889
Corporate Asset Funding, 2.050%, 1/10/2002 (b).........      33,000,000     32,983,088
Enterprise Funding, 1.890%, 01/24/02...................      33,000,000     32,960,152
Falcon Asset Securitization, 1.970%, 1/17/2002 (b).....      20,000,000     19,982,489
Fountain Square, 1.920%, 01/17/02......................      33,000,000     32,971,840
Goldman, 2.050%, 01/02/02..............................      33,000,000     32,998,121
Kimberly-Clark, 1.770%, 02/05/02.......................      33,000,000     32,943,212
Petrbras International LOC, 1.800%, 01/10/02...........      33,000,000     32,985,150
Pharmacia Corp., 1.850%, 01/10/02......................       8,000,000      7,996,300
Phillip Morris Company, 1.800%, 01/31/02...............      26,000,000     25,961,000
Preferred Receivables Funding, 2.060%, 1/8/02 (b)......      28,322,000     28,310,655
Preferred Receivables Funding, 1.800%, 1/23/02 (b).....       4,000,000      3,995,600
Quebec (Province Of), 1.810%, 02/01/02.................      25,000,000     24,961,035
Receivables Capital, 2.020%, 1/8/02 (b)................      14,037,000     14,031,487
Receivables Capital, 2.080%, 1/11/02 (b)...............      12,000,000     11,993,067
7-Eleven,1.770%, 02/25/02..............................      30,000,000     29,918,875
Special Purpose Accounts Receivable,
   2.050%, 01/08/02....................................      33,000,000     32,986,797
Swedish Export Credit, 1.800%, 02/11/02................      33,000,000     32,932,350
Verizon Network Funding, 1.800%, 01/28/02..............      19,582,000     19,555,564
Virginia Electric & Power Company, 1.800%, 01/11/02....      29,497,000     29,482,120
Windmill Funding, 1.930%, 1/9/02 (b)...................      20,000,000     19,991,422
Windmill Funding, 1.950%, 1/11/02 (b)..................      12,500,000     12,493,229
                                                                          ------------
TOTAL COMMERCIAL PAPER
   (cost of $632,421,427)..............................                    632,421,427
                                                                          ------------
Corporate Fixed Income Bonds - 4.3%
Finance, Insurance & Real Estate - 4.3%
DEPOSITORY INSTITUTIONS - 4.3%
Bank One Corp., 6.900%, 10/07/02
   (cost $31,234,500)..................................     30,000,000      31,234,500
                                                                          ------------
Government Obligations - 8.0%
Fed Home Loan Mortgage Co., 0.000%, 06/26/02...........     25,000,000      24,538,611
Fed Home Loan Mortgage Co., 2.420%, 09/20/02...........     34,000,000      33,401,184
                                                                          ------------
TOTAL GOVERNMENT OBLIGATIONS
   (cost of $57,939,795) ..............................                     57,939,795
                                                                          ------------
TOTAL INVESTMENTS - 99.6%
   (cost of $721,595,722) (c) .........................                    721,595,722
                                                                          ------------
Other Assets & Liabilities, Net - 0.4%.................                      2,583,172
                                                                          ------------
Net Assets - 100.0%....................................                   $724,178,894
                                                                          ============


See notes to investment portfolio.

Notes to Investment Portfolio:
--------------------------------------------------------------------------------
(a)The interest rate is the effective rate at the date of purchase except for variable rate notes, for which the interest rate represents the current rate as of the most recent reset date.

(b)These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $163,771,926, which represents 22.6% of net assets.

(c)Cost for both financial statement and federal income tax purposes is the same.

            Acronym               Name
           --------         -----------------
             LOC            Letter of Credit

See notes to financial statements.

SR&F Cash Reserves Portfolio

Statement of Assets and Liabilities
-----------------------------------
December 31, 2001 (Unaudited)

Assets:

Investments, at cost....................................... $721,595,722
                                                            ------------
Investments, at value...................................... $721,595,722
Cash.......................................................    2,256,827
Receivable for:
   Interest................................................      486,631
Deferred Trustees' compensation plan.......................          324
                                                            ------------
   Total Assets............................................  724,339,504
                                                            ------------
Liabilities:
Payable for:
   Management fee..........................................      149,696
   Transfer agent fee......................................          523
   Bookkeeping fee.........................................        3,999
Deferred Trustees' fee.....................................          324
Other liabilities..........................................        6,068
                                                            ------------
   Total Liabilities.......................................      160,610
                                                            ------------
Net Assets Applicable to Investors' Beneficial Interest.... $724,178,894
                                                            ============



See notes to financial statements.

Statement of Operations
For the Six Months Ended December 31, 2001 (Unaudited)

Investment Income:
Interest...................................                  $11,359,642
Expenses:
Management fee.............................        $885,185
Bookkeeping fee............................           5,000
Transfer agent fee.........................           3,025
Trustees' fee..............................           3,098
Custody fee................................          10,677
Other expenses.............................          31,276
                                                   --------
   Total Expenses..........................         938,261
Custody earnings credit....................          (9,502)
                                                   --------
   Net Expenses............................                      928,759
                                                             -----------
Net Investment Income......................                  $10,430,883
                                                             ===========



See notes to financial statements.

Statement of Changes in Net Assets

                                             SIX MONTHS
                                                  ENDED
                                             (UNAUDITED)      YEAR ENDED
                                            DECEMBER 31,        JUNE 30,
Increase (Decrease) in Net Assets:                  2001            2001
----------------------------------        --------------    ------------
Operations:
Net investment income ..................    $ 10,430,883    $ 45,265,926
                                            ------------    ------------
Transactions in Investors'
Beneficial Interest:
Contributions ..........................     561,387,653   2,646,184,636
Withdrawals.............................    (535,081,270) (2,792,772,318)
                                            ------------    ------------
   Net Increase (Decrease) from
     Transactions in Investors'
     Beneficial Interest................      26,306,383    (146,587,682)
                                            ------------    ------------

Total Increase (Decrease) in
   Net Assets...........................      36,737,266    (101,321,756)
Net Assets:

Beginning of period.....................     687,441,628     788,763,384
                                            ------------    ------------
End of period...........................    $724,178,894   $ 687,441,628
                                            ============   =============



See notes to financial statements.

STEIN ROE CASH RESERVES FUND

Statement of Assets and Liabilities
-----------------------------------
December 31, 2001 (Unaudited)

Assets:
Investments in Portfolio, at value......................... $391,431,973
Cash.......................................................      305,988
Receivable for:
   Fund shares sold........................................    2,961,887
Deferred Trustees' compensation plan.......................        1,574
Other assets...............................................       54,591
                                                            ------------
     Total Assets..........................................  394,756,013
                                                            ------------
Liabilities:
Payable for:
   Fund shares repurchased.................................    6,467,859
   Administration fee......................................       98,101
   Transfer agent fee......................................       85,785
   Bookkeeping fee.........................................       12,871
   Trustees' fee...........................................        1,021
Deferred Trustees' fee.....................................        1,574
                                                            ------------
     Total Liabilities.....................................    6,667,211
                                                            ------------
Net Assets................................................. $388,088,802
                                                            ============
Composition of Net Assets:
Paid-in capital............................................ $387,926,599
Undistributed net investment income........................      269,386
Accumulated net realized loss..............................     (107,183)
                                                            ------------
Net Assets................................................. $388,088,802
                                                            ============
Shares outstanding (unlimited number authorized)...........  387,974,109
                                                            ============
Net asset value per share.................................. $       1.00
                                                            ============


See notes to financial statements.

Statement of Operations

For the Six Months Ended December 31, 2001 (Unaudited)

Investment Income:
Interest income allocated from Portfolio                      $6,691,827
Expenses:
Expenses allocated from Portfolio.......        $546,404
Administration fee......................         534,281
Bookkeeping fee.........................          77,104
Transfer agent fee......................         533,687
Trustees' fee...........................           6,124
Other expenses..........................          36,371
                                                --------
   Total Expenses.......................                       1,733,971
                                                              ----------
Net Investment Income ..................                      $4,957,856
                                                              ----------


See notes to financial statements.

Statement of Changes in Net Assets

                                              SIX MONTHS
                                                   ENDED
                                             (UNAUDITED)        YEAR ENDED
                                            DECEMBER 31,          JUNE 30,
Increase (Decrease) in Net Assets:                  2001              2001
---------------------------------           ------------    --------------
Operations:
Net investment income ..................     $ 4,957,856    $   26,289,697
                                            ------------    --------------
Distributions Declared
to Shareholders:
From net investment income..............      (4,970,863)      (26,347,174)
                                            ------------    --------------
Share Transactions:
   Subscriptions .......................     298,885,570     1,365,341,325
   Distributions reinvested ............       4,727,971        25,287,735
   Redemptions .........................    (328,562,951)   (1,474,370,551)
                                            ------------    --------------
     Net Decrease
        from share transactions.........     (24,949,410)      (83,741,491)
                                            ------------    --------------
Total Decrease in Net Assets............     (24,962,417)      (83,798,968)
Net Assets:
Beginning of period.....................     413,051,219       496,850,187
                                            ------------    --------------
End of period (including undistributed net
   investment income of $269,386 and
   $282,393, respectively)..............    $388,088,802    $  413,051,219
                                            ============    ==============
Changes in Shares:
   Subscriptions .......................     298,918,834     1,365,341,362
   Issued for distributions reinvested..       4,727,971        25,287,735
   Redemptions .........................    (328,564,771)   (1,474,365,839)
                                            ------------    --------------
     Net Decrease.......................     (24,917,966)      (83,736,742)
                                            ------------    --------------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements
-----------------------------
December 31, 2001 (Unaudited)

Note 1. Organization

     Stein Roe Cash Reserves Fund (the "Fund") is a series of Liberty-Stein Roe Funds Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended. The Fund invests substantially all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), which seeks maximum income consistent with capital preservation and maintenance of liquidity.

     The Portfolio is a series of SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on March 2, 1998. At commencement, Stein Roe Cash Reserves Fund and Liberty Money Market Fund contributed $493,224,000 and $187,537,000, respectively, in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses and realized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At December 31, 2001, Stein Roe Cash Reserves Fund and Liberty Money Market Fund owned 54.1% and 45.9%, respectively, of the Portfolio.

Note 2. Significant Accounting Policies

     The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investment Transactions and Investment Income

     Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

     The Portfolio is permitted to invest in repurchase agreements involving securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Portfolio requires issuers of repurchase agreements to transfer the securities underlying those agreements to the Portfolio's custodian at the time of payment.

Investment Valuations

     The Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of 0.50% or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     The Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

Federal Income Taxes

     No provision is made for federal income taxes because the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

     At June 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

         Year of Expiration              Amount
         ------------------             --------
              2002-2009                 $107,183

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Distributions to Shareholders

     The Fund declares and records distributions daily and pays monthly.

Note 3. Portfolio Composition

     Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, consumer and business credit institutions, and other financial services companies).

Note 4. Trustees' Fees and Transactions with Affiliates

Management & Administrative fees

     The Portfolio pays monthly management fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Fleet National Bank ("Fleet"), for its services as investment Advisor and manager. The management fee for the Portfolio is computed at an annual rate of 0.25% of the first $500 million of average daily net assets, and 0.225% thereafter.

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to Fleet. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio to Fleet. The Fund had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Bookkeeping fee

     The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent fee

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

     The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Other

     Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid by the Trust to any other trustee or officer of the Trust, who is affiliated with the Advisor.

Financial Highlights

SR&F Cash Reserves Portfolio

                                           SIX MONTHS
                                                ENDED                                              PERIOD
                                          (UNAUDITED)                                               ENDED
                                         DECEMBER 31,            YEAR ENDED JUNE 30,             JUNE 30,
                                                 2001         2001         2000         1999         1998 (a)
                                          -----------  -----------  -----------  -----------  -----------
Ratios to Average Net Assets:
Expenses (b)...........................        0.25%(c)     0.26%        0.25%        0.25%         0.26%(c)
Net investment income (b)..............        2.86%(c)     5.75%        5.52%        4.83%         5.45%(c)

(a) From commencement of operations on March 2, 1998.
(b) The benefits derived from custody credits and directed brokerage agreements, if applicable, had no impact.
(c) Annualized.



Stein Roe Cash Reserves Fund

Selected data for a share outstanding throughout each period is as follows:

                                                      SIX MONTHS
                                                           ENDED
                                                     (UNAUDITED)
                                                    DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                            2001         2001         2000         1999         1998          1997
                                                     -----------  -----------  -----------  -----------  -----------   -----------
Net Asset Value, Beginning of Period..............    $    1.000   $    1.000   $    1.000   $    1.000   $    1.000    $    1.000
                                                     -----------  -----------  -----------  -----------  -----------   -----------
Income from Investment Operations:
Net investment income (a).........................         0.012        0.054        0.051        0.045        0.050         0.048
Less Distributions Declared to Shareholders:
From net investment income........................        (0.012)      (0.054)      (0.051)      (0.045)      (0.050)       (0.048)
                                                     -----------  -----------  -----------  -----------  -----------   -----------
Net Asset Value, End of Period....................    $    1.000   $    1.000   $    1.000   $    1.000   $    1.000    $    1.000
                                                     ===========  ===========  ===========  ===========  ===========   ===========
Total return......................................         1.18%(b)     5.48%        5.22%        4.64%        5.09%         4.92%
                                                     ===========  ===========  ===========  ===========  ===========   ===========
Ratios to Average Net Assets:
Expenses .........................................         0.81%(c)     0.71%        0.68%        0.70%        0.75%         0.77%
Net investment income.............................         2.32%(c)     5.33%        5.11%        4.58%        4.98%         4.80%
Net assets, end of period (000's).................    $ 388,089    $ 413,051    $ 496,850    $ 503,686    $ 493,954     $ 452,358

(a) Per share data was calculated using average shares outstanding during the period.
(b) Not annualized.
(c) Annualized.


Shareholder Meeting Results

     On September 26, 2001, a Special Meeting of Shareholders of the
Stein Roe Cash Reserves Fund was held to conduct a vote for or against the approval of the following item listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had $422,481,150.46 net asset value (NAV). The votes were as follows:

Proposal to approve                          % of NAV           % of NAV
a new portfolio                              to Total           to Total
management agreement:          NAV        Outstanding NAV       NAV Voted
--------------------------------------------------------------------------
For                    $219,669,680.58         52.00%             94.20%
Against                   6,762,415.91          1.60%              2.90%
Abstain                   6,772,531.06          1.60%              2.90%


20-21 spread

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STEIN ROE
MUTUAL FUNDS

One Financial Center
Boston, MA 02111-2621

800-338-2550

S36-03/474I-0102 (02/02)
02/194